CERTIFICATION OF PERIODIC REPORT


     I, George Aronson, the Chief Financial Officer of Direct Insite Corp, (the "Company"), certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

     (1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the "report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (2) the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Dated: August 14, 2002


                                        /s/ George Aronson
                                        -------------------------------
                                        NAME:  George Aronson
                                        TITLE: Chief Financial Officer

                        CERTIFICATION OF PERIODIC REPORT


     I, Warren Wright, the Chief Executive Officer of Direct Insite Corp, (the "Company"), certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

     (3) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the "report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (4) the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: August 14, 2002


                                        /s/  Warren Wright
                                        -------------------------------
                                        NAME:   Warren Wright
                                        TITLE:  Chief Executive Officer